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                                               Filed Pursuant to Rule 497(e)
                                               Registration No. 33-50857


                       SUPPLEMENT TO THE PROSPECTUS OF
                       DEAN WITTER SHORT-TERM BOND FUND
                             DATED JUNE 24, 1996

   The following sentence is added to the end of the footnote to the "Summary of Fund Expenses" table appearing at page 3 of the Prospectus and to the end of the sixth paragraph under the heading "The Fund and its Management" appearing on page 5 of the Prospectus:

     Beginning January 1, 1997, the Investment Manager has undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Management Agreement through April 30, 1997.

December 23, 1996